SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 13, 2000



                        SPINNAKER INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)




Delaware                      000-09559                   06-544125
                             ----------
(State of                    (Commission File             (IRS Employer
incorporation)                Number)                      Identification No.)



                          518 East Water Street
                          Troy, Ohio  45373-0370
                  (Address of principal executive offices)



Registrant's telephone number, including area code: 937-332-6667




Item 5.   Other Events


         Spinnaker Industries, Inc. (the "Company"), has relocated its principal executive offices from its present Dallas, Texas location:

                  1700 Pacific Avenue, Suite 1600
                  Dallas, Texas  75201

To Troy, Ohio:


                  518 East Water Street
                  Troy, Ohio  45373-0370

The Company's new general telephone number is (937) 332-6667.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SPINNAKER INDUSTRIES, INC.

Date:  July 7, 2000             By:  /s/ Perry J. Schiller
                                ---------------------------------------
                                Perry J. Schiller
                                Vice President, Finance and Controller